SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 23, 1997



                                   Foamex L.P.
                           Foamex Capital Corporation

             (Exact Name of Registrant as specified in its Charter)



         Delaware                       1-11432                   05-0473908
         Delaware                       1-11436                   22-3182164
(State or other jurisdiction       (Commission File No.)       (I.R.S. Employer
of corporation)                                              Identification No.)


1000 Columbia Avenue
Linwood, PA                                                        19061
(Address of Principal                                            (Zip Code)
Executive Offices)


               Registrant's telephone number, including area code:
                                 (610) 859-3000


                                       N/A

          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         On January 7, 1998, Foamex International Inc. ("Foamex International"), Foamex L.P., and Foamex Capital Corporation filed a Form 8-K relating to an event that occurred on December 23, 1997 (the "Original Form 8-K").
This Form 8-K/A amends Item 7 of the Original Form 8-K as follows:

Item 7.  Financial Statements and Exhibits.

a)       Financial Statements of Business Acquired:

         Incorporated herein by reference to the periodic reports under the Exchange Act of Crain Industries, Inc.

b)       Pro Forma Financial Information

               PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

         The following pro forma condensed combined financial statements for the year ended December 29, 1996 and the nine months ended September 28, 1997, give effect to the Crain Acquisition. Crain's acquisition of the Comfort Clinic Division of Bio-Clinic Corporation in August 1996 and Crain's acquisition of Simco Corporation in May 1997 as though each such transaction had occurred at the beginning of the earliest period presented. The pro forma condensed combined balance sheet as of September 28, 1997 has been prepared to give effect to the Crain Acquisition as though such transaction occurred as of September 28, 1997. The pro forma adjustments are based upon available information and certain assumptions that Foamex L.P. believes are reasonable.

         The Crain Acquisition was accounted for using the purchase method of accounting. Allocations of the purchase price for the Crain Acquisition have been determined based upon preliminary estimates of fair value and are subject to change. Differences between the amounts included herein and the final allocations are not expected to have a material effect on the pro forma financial information.

         Upon consummation of the Crain Acquisition, Foamex International initiated a restructuring/consolidation plan for the two entities. The related costs and estimated savings associated with the restructuring/consolidation plan have not been included in the pro forma condensed combined financial statements.

         The pro forma condensed combined financial statements are presented for illustrative purposes only, and therefore are not necessarily indicative of the operating results that might have been achieved had such events occurred as of an earlier date, nor are they indicative of the operating results which may occur in the future.

         The condensed consolidated historical balance sheet and statements of operations of Foamex L.P. are derived from the historical consolidated financial statements of Foamex L.P. The condensed consolidated historical balance sheet and statements of operations of Crain are derived from the historical consolidated financial statements of Crain.

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            As of September 28, 1997
                             (dollars in thousands)

                                            Foamex L.P.          Crain          Adjustments       Combined
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                  $  1,078         $  2,395          $      -          $  3,473
   Accounts receivable, net                    141,609           49,589                 -           191,198
   Inventories                                  94,301           37,468                 -           131,769
   Other current assets                         48,584            3,237                 -            51,821
                                              --------         --------          --------          --------

       Total current assets                    285,572           92,689                 -           378,261

PROPERTY, PLANT AND
   EQUIPMENT, NET                              195,178           52,184            (1,549)    (1)   245,813

COST IN EXCESS OF ASSETS
   ACQUIRED, NET                                82,114           62,527            78,736     (2)   223,377

DEBT ISSUANCE COSTS, NET                        17,771           10,303            (6,703)    (3)    21,371

OTHER ASSETS                                    20,364            1,821                 -            22,185
                                              --------         --------          --------          --------

       TOTAL ASSETS                           $600,999         $219,524          $ 70,484          $891,007
                                              ========         ========          ========          ========

LIABILITIES AND PARTNERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
   Short-term borrowings                      $  4,871         $      -          $      -          $  4,871
   Current portion of long-term debt             8,664              245               850     (4)     9,759
   Accounts payable                             71,952           29,768                 -           101,720
   Accounts payable to related party            16,556                -                 -            16,556
   Accrued interest                              7,220            1,747                 -             8,967
   Other accrued liabilities                    48,590           15,534                 -            64,124
                                              --------         --------          --------          --------

       Total current liabilities               157,853           47,294               850           205,997

LONG-TERM DEBT                                 519,668          127,833           111,550     (5)   759,051

OTHER LIABILITIES                               27,074            5,092            (2,611)    (6)    29,555

PARTNERS' EQUITY (DEFICIT)                    (103,596)               -                 -          (103,596)

STOCKHOLDER'S EQUITY                                 -           39,305           (39,305)    (7)         -
                                              --------         --------          --------          --------

       TOTAL LIABILITIES AND
          PARTNERS' EQUITY (DEFICIT)          $600,999         $219,524          $ 70,484          $891,007
                                              ========         ========          ========          ========

     The accompanying notes are an integral part of the pro forma condensed combined financial statements.

                          PRO FORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS
                      For the year ended December 29, 1996
                             (dollars in thousands)

                                            Comfort          Pro Forma    Pro Forma    Foamex    Pro Forma
                      Crain(8)   Simco(8)   Clinic(8)     Adjustments(9)    Crain       L.P.   Adjustments(9)  Combined
Net sales             $306,093    $16,805    $32,938      $(10,872)  (10)  $344,964   $926,351   $     -     $1,271,315

Cost of goods sold     243,745     14,380     30,376       (10,872)  (10)   277,629    773,119    17,370  (14)1,068,118
                       -------     ------     ------       -------          -------    -------    ------      ---------

Gross profit            62,348      2,425      2,562             -           67,335    153,232   (17,370)       203,197

Selling, general and
  administrative
  expenses              35,299      2,025      4,704             -           42,028     56,778    (6,934) (15)   91,872

Depreciation and
  amortization           9,295          -      5,677        (4,704)  (11)    10,268          -   (10,268) (16)        -

Restructuring and
  other charges
  (credits)                  -          -          -             -                -     (6,415)        -         (6,415)
                       -------     ------     ------       -------          -------    -------    ------      ---------

Income (loss) from
  operations            17,754        400     (7,819)        4,704           15,039    102,869      (168)       117,740

Interest and debt
  issuance expense      16,459        251        913         1,395   (12)    19,018     43,211     3,340  (17)   65,569

Other income
  (expense), net          (304)        11          -             -             (293)     1,705         -          1,412
                       -------     ------     ------       -------          -------    -------    ------      ---------

Income (loss) from
  continuing operations
  before provision for
  income taxes             991        160     (8,732)        3,309           (4,272)    61,363    (3,508)        53,583

Provision (benefit) for
  income taxes             395         11          -        (2,115)  (13)    (1,709)     7,702     1,709  (18)    7,702
                       -------     ------     ------       -------          -------    -------    ------      ---------

Income (loss) from
  continuing operations $  596     $  149    $(8,732)      $ 5,424          $(2,563)   $53,661   $(5,217)     $  45,881
                       =======     ======     ======       =======          =======    =======    ======      =========

     The accompanying notes are an integral part of the pro forma condensed combined financial statements.

                          PRO FORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS
                  For the nine months ended September 28, 1997
                             (dollars in thousands)

                                                Pro Forma        Pro Forma       Foamex       Pro Forma
                      Crain(8)   Simco(8)    Adjustments(9)        Crain          L.P.       Adjustments(9)   Combined
Net sales             $237,890     $6,596      $    -            $244,486      $702,441     $     -           $946,927

Cost of goods sold     186,663      5,301           -             191,964       576,825      14,732    (21)    783,521
                       -------     ------    --------              ------       -------     -------            -------

Gross profit            51,227      1,295           -              52,522       125,616     (14,732)           163,406

Selling, general and
  administrative
  expenses              30,207        565           -              30,772        46,893      (5,704)   (22)     71,961

Depreciation and
  amortization           8,661        180          61     (19)      8,902             -      (8,902)   (23)          -
                       -------     ------    --------              ------       -------     -------            -------

Income (loss) from
  operations            12,359        550         (61)             12,848        78,723        (126)            91,445

Interest and debt
  issuance expense      13,063        132         462     (20)     13,657        33,355       3,111    (24)     50,123

Other income
  (expense), net          (120)         8           -                (112)        1,403           -              1,291
                       -------     ------    --------              ------       -------     -------            -------

Income (loss) from
  continuing operations
  before provision for
  income taxes            (824)       426        (523)               (921)       46,771      (3,237)            42,613

Provision (benefit) for
  income taxes            (313)         -         (55)    (13)       (368)        4,618         368    (18)      4,618
                       -------     ------    --------              ------       -------     -------            -------

Income (loss) from
  continuing operations  $(511)    $  426    $   (468)             $ (553)      $42,153     $(3,605)           $37,995
                       =======     ======    ========              ======       =======     =======            =======

     The accompanying notes are an integral part of the pro forma condensed combined financial statements.

           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


(1) Reflects an adjustment for equipment excluded from the Crain acquisition. For the remaining property, plant and equipment Foamex estimates that the current book value approximates estimated fair market value.

(2)    Elimination of Crain existing cost in excess of assets acquired                              $(61,798)
       Estimated excess purchase price of the Crain acquisition over the estimated fair
        value of the net assets acquired in the Crain acquisition                                    140,534
                                                                                                    --------
                                                                                                    $ 78,736
                                                                                                    ========

(3)    Elimination of Crain existing deferred financing costs                                       $(10,303)
       Capitalization of deferred financing fees associated with the Crain acquisition                 3,600
                                                                                                    --------
                                                                                                    $ (6,703)
                                                                                                    ========

(4) Represents current portion of borrowings used to financing the Crain acquisition.

(5)    Repayment of existing Crain revolving credit facility                                        $(27,100)
       Repayment of unexchanged notes                                                                 (2,000)
       Repayment of other existing indebtedness                                                         (480)
       Reflects borrowings used to finance the Crain acquisition                                     126,430
       Adjustment to reflect the fair market value of Crain's senior subordinated notes               14,700
                                                                                                    --------
                                                                                                    $111,550
                                                                                                    ========

(6)    Elimination of payable to Hicks, Muse Tate & Furst.

(7)    Elimination of Crain's stockholder's equity.

(8) Crain's statement of operations includes the results of Comfort Clinic and Simco from their respective acquisition dates of August 1996 and May 1997. The statement of operations for Comfort Clinic and Simco include their respective pre-acquisition results.

(9) Pro forma adjustments for "pro forma Crain" represent adjustments relating to Crain's acquisition and related financings of Comfort Clinic and Simco, pro forma adjustments for "pro forma combined" represent the adjustments for the Crain acquisition.

(10) Reflects the elimination of intercompany sales and cost of sales pertaining to purchase of mattress pads and pillows, as well as foam bun purchases by Comfort Clinic in the amount of $10,872.

(11)   Reflects the following:

       (a) Reduction of Comfort Clinic's amortization expense for the goodwill as if the acquisition had been consummated as of the beginning of the period in the amount of $4,737.

       (b) Estimated pro forma increase for the amortization of goodwill associated with the Simco acquisition of $184.

       (c) Adjustment of Comfort Clinic's depreciation expense reflecting a decrease in historical depreciation expense compared to the step-up in basis associated with the Comfort Clinic acquisition during the period in the amount of $151.

(12) Represents the net impact on interest and debt issuance expenses associated with financing the Comfort Clinic acquisition ($10) and the Simco acquisition ($1,385).

(13) Reflects the effect of the pro forma adjustments and assumes an effective income tax rate of 40%.

(14)      Reclassification of depreciation expense to cost of goods sold                                 $  7,615
          Reclassification of transportation costs from selling, general and administrative expenses       11,555
          Estimated pro forma reduction in depreciation expense                                            (1,800)
                                                                                                         --------
                                                                                                          $17,370
                                                                                                         ========

(15)      Reclassification of amortization and depreciation expense to selling, general and
             administrative expenses                                                                     $  2,653
          Reclassification of transportation costs to cost of goods sold                                  (11,555)
          Estimated pro forma increase in goodwill amortization                                             1,968
                                                                                                         --------
                                                                                                         $ (6,934)
                                                                                                         ========

(16)      Reclassification to cost of goods sold                                                         $ (7,615)
          Reclassification of selling, general and administrative expenses                                 (2,653)
                                                                                                         --------
                                                                                                         $(10,268)
                                                                                                         ========

(17)      Elimination of historical Crain interest and debt issuance expenses                            $(19,018)
          Interest and debt issuance amortization on related financing                                     22,358
                                                                                                         --------
                                                                                                         $  3,340
                                                                                                         ========

(18) Elimination of pro forma Crain tax benefit since as a result of the Asset Contribution, Crain's operations will be conducted through a partnership and not subject to federal and certain state income taxes.

(19)      Estimated  pro  forma  increase  for  the   amortization  of  goodwill
          associated with the Simco acquisition of $61.

(20) Estimated pro forma increase in interest and debt issuance expense associated with the Simco acquisition of $462.

(21)      Reclassification of depreciation expense to cost of goods sold                                 $  6,532
          Reclassification of transportation costs from selling, general and administrative expenses        9,550
          Estimated pro forma reduction in depreciation expense                                            (1,350)
                                                                                                         --------
                                                                                                          $14,732
                                                                                                         ========

(22)      Reclassification of amortization and depreciation expense to selling, general and
            administrative expense                                                                       $  2,370
          Reclassification of transportation costs to cost of goods sold                                   (9,550)
          Estimated pro forma increase in goodwill amortization                                             1,476
                                                                                                         --------
                                                                                                         $ (5,704)
                                                                                                         ========

(23)      Reclassification to cost of goods sold                                                         $ (6,532)
          Reclassification to selling, general and administrative expenses                                 (2,370)
                                                                                                         --------
                                                                                                          $(8,902)
                                                                                                         ========

(24)      Elimination of historical Crain interest and debt issuance expense                             $(13,657)
          Interest and debt issuance amortization on related financings                                    16,768
                                                                                                         --------
                                                                                                         $  3,111
                                                                                                         ========

(c)      Exhibits

2.1 Agreement and Plan of Merger, dated December 8, 1997, among Foamex International, Sub and Crain Holdings Corp. and certain other parties signatory thereto. *

3.2.4 Third Amendment to the Agreement of Limited Partnership of Foamex L.P., dated December 23, 1997.*

4.1.3 First Amendment to Indenture, dated as of December 23, 1997, by and among Foamex LLC and the Bank of New York, as trustee, relating to the 9 7/8% Senior Subordinated Notes due 2007. *

4.3.1 Indenture, dated as of December 23, 1997, by and among Foamex L.P. and Foamex Capital Corporation, as issuers, Foamex Fibers, Inc., Foamex LLC, and General Felt Industries, Inc., as guarantors, and The Bank of New York, as trustee, relating to the 13 1/2% Senior Subordinated Notes due 2005. *

23.1      Consent of Coopers & Lybrand, L.L.P., independent accountants. *

23.2      Consent of Arthur Andersen LLP, independent accountants. *

99.1      Press release of Foamex International, dated December 23, 1997. *

     *    Incorporated by reference to the Original Form 8-K.

                                   SIGNATURES



       Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          FOAMEX L.P.
                                          By:  FMXI, Inc.
                                               Managing General Partner


Date:  March 9, 1998                      By: /s/ Kenneth R. Fuette
                                          -----------------------------
                                          Name: Kenneth R. Fuette
                                          Title: Executive Vice President
                                                 Chief Financial Officer and
                                                 Chief Administrative Officer


                                          FOAMEX CAPITAL CORPORATION


Date:  March 9, 1998                      By: /s/ Kenneth R. Fuette
                                          -----------------------------
                                          Name:   Kenneth R. Fuette
                                          Title:  Treasurer and Chief Financial
                                                  Officer